UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 28, 2014

                  AMERIANA BANCORP
(Exact name of registrant as specified in charter)

Indiana	0-18392	35-1782688
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2118 Bundy Avenue, New Castle, Indiana 47263-1048
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (765) 529-2230

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

    On January 28, 2014, Ameriana Bancorp (the “Company”), the holding company for Ameriana Bank, issued a press release announcing the promotion of the following individuals:

•	Deborah C. Robinson has been named Executive Vice President and Chief Banking Officer;
•	John J. Letter has been named Executive Vice President – Treasurer and Chief Financial Officer;
•	Michael L. Wenstrup has been named Executive Vice President and Chief Credit Officer; and
•	Janelle C. Gamble has been named Senior Vice President and Chief Risk Officer.

    For more information about the promotions, reference is made to the Company’s press release dated January 28, 2014, a copy of which is attached to this Report as Exhibit 99.1 and is furnished herewith.

Item 9.01               Financial Statements and Exhibits.

(d)       Exhibits

Number	Description

99.1                                       Press Release dated January 28, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERIANA BANCORP

Date: January 28, 2014	By:	/s/ Jerome J. Gassen
Jerome J. Gassen
President and Chief Executive Officer